SECOND QUARTER 2023 EARNINGS PRESENTATION August 10, 2023 1 JanusIntl.com

2 FORWARD-LOOKING STATEMENTS Certain statements in this communication, including the estimated guidance provided under “2023 Financial Guidance” herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss; and (v) the risk that the demand outlook for Janus’s products may not be as strong as anticipated. There can be no assurance that the events, results, trends or guidance regarding financial outlook identified in these forward- looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC. NON-GAAP FINANCIAL MEASURES In this presentation Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, Adjusted EBITDA and Adjusted Net Income provide useful measures for period-to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted Net Income is defined as net income plus the corresponding tax-adjusted add-backs shown in the Adjusted EBITDA reconciliation. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA forward-looking guidance for 2023 included in this communication in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non-cash, material and/or non-recurring expenses or benefits, legal settlements or other matters, and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results. Adjusted EBITDA and Adjusted Net Income should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA and Adjusted Net Income rather than net income (loss), which is the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income. These limitations include that the non-GAAP financial measures: exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; exclude non-recurring items (i.e., the extinguishment of debt); and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. .

3 AGENDA 3 Ramey Jackson Chief Executive Officer Business Overview & Market Update Anselm Wong Chief Financial Officer 2Q23 Financial Overview & Guidance Update

Second Quarter 2023 Highlights

- Strong 9.2% organic revenue growth across all sales channels
  - New Construction up 33.9%
  - Restore, Rebuild & Replace ("R3") up 7.6%.
  - Commercial & Other down 9.3%
- Robust Adjusted EBITDA[1] growth of 46.0% to $74.0 million
- Delivered Adjusted EBITDA margin of 27.3%, an increase of ~680 basis points vs 2Q 2022 as product mix and commercial actions more than offset labor and input cost pressures
- Substantial free cash flow[2] generation of $42.8 million; TTM 2Q 2023 free cash flow conversion of Adj. Net Income[1] of 100%
- Subsequent to quarter end
  - Paid down $35 million on first lien term loan
    - Year-to-Date total voluntary debt paydown of $85 million
  - Successfully refinanced and priced new term loan

Second Quarter 2023 Revenue Mix


32.2%
38.1%
29.7%
New Construction
Restore, Rebuild & Replace (R3)
Commercial & Other

1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company's latest filings with the SEC as well as the appendix of this presentation.
2. Free cash flow as reconciled in the appendix of this presentation.

JANUS INTERNATIONAL GROUP
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5 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Free cash flow as reconciled in the appendix of this presentation. Adj. EBITDA1 $74.0M 46.0% increase 27.3% margin Revenue $270.6M 9.2% increase Adj. Diluted EPS1 $0.25 Adj. Net Income1 of $37.2M Operating Cash Flow $46.4M FCF2 of $42.8M Q2 2023 Results Overview Continued Solid Financial Performance

6 Adj. EBITDA1 $135.2M 41.8% increase 25.9% margin Revenue $522.5M 9.5% increase Adj. Diluted EPS1 $0.43 Adj. Net Income1 of $63.6M Operating Cash Flow $96.6M FCF2 of $87.0M Year-to-Date 2023 Results Overview 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Free cash flow as reconciled in the appendix of this presentation. Building on our Track Record of Execution and Growth

7 Building on Record of High Return Capital Allocation Strong cash flow profile, financial flexibility, disciplined capital deployment Free Cash Conversion of Adj. NI 75% - 100% 100% TTM at 2Q 2023 Solid Balance Sheet 2.0x-3.0x Leverage Target Net Debt/Adj. EBITDA of 2.1X at 2Q 2023, within target range Liquidity of $190.7M at 2Q 2023 Invest in Growth Acquisitions Focus on core business and strategic adjacencies Maintain capital discipline Financial Flexibility Optimize Returns Prioritized actions to optimize capital structure and returns Value-enhancing initiatives

8 3-5 Year Long-Term Targets Executing Against the Plan for Significant Value Creation ■ Expand industry-leading position in well-structured market ■ Deliver Strong growth across existing sales channels and expand adoption of Nokē Remote Access ■ Drive Robust EBITDA margins and grow suite of higher margin solutions offerings ■ Continue to deliver solid free cash flow generation ■ Execute value-accretive acquisitions Annual Organic Revenue Growth 4% - 6% EBITDA Margin 25% - 27% Net Leverage 2.0x – 3.0x Free Cash Flow Conversion 75%-100%

9 2023 Guidance UPDATED FULL YEAR 2023 Guidance Revenue $1.07B to $1.09B 5.9% increase vs. 2022 at midpoint Adjusted EBITDA1 $269.5M to $289.5M 23.2% increase vs. 2022 at midpoint • Raising full year guidance for Revenue and Adjusted EBITDA • Outlook reflects strong year-to-date results, current backlog and pipeline, and continued benefit of commercial actions and productivity initiatives Building on Established Momentum to Deliver Another Year of Record Results 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC.

10 ▪ Strong second quarter organic growth driven primarily by New Construction and R3 sales channels ▪ Commercial and productivity initiatives continue to drive top line growth, offsetting higher costs • ~680 bps improvement in Adj. EBITDA1 margin YoY ▪ Ongoing meaningful cash generation; YTD free cash flow2 of $87.0 million; TTM 2Q 2023 free cash flow conversion of Adjusted Net Income1 of 100% ▪ Quarter-end net leverage ratio3 of 2.1x – down 1.8x from 2Q 2022 and in our target range of 2.0x - 3.0x ▪ Increasing Full-Year 2023 guidance range to $1.07 - $1.09 billion for revenue and $269.5 - $289.5 million for Adjusted EBITDA ▪ Subsequent to quarter end • Paid down $35 million on first lien term loan; year-to-date total voluntary debt paydown of $85 million • Successfully refinanced term loan and asset-backed lending revolving credit facility ▪ Executing against long-term plan to deliver strong results and significant value creation Q2 2023 and YTD 2023 Summary 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Free cash flow as reconciled in the appendix of this presentation. 3. Net leverage defined as (total debt – cash and cash equivalents)/TTM adjusted EBITDA.

Adjusted EBITDA Reconciliation

	Three Months Ended		Variance	
	July 1, 2023	July 2, 2022	$	%
Net Income	$ 36,987	$ 22,837	$ 14,150	62.0%
Interest Expense	14,797	8,868	5,929	66.9%
Income Taxes	12,354	7,802	4,552	58.3%
Depreciation	2,189	1,978	211	10.7%
Amortization	7,421	7,646	(225)	(2.9)%
EBITDA	**$ 73,748**	**$ 49,131**	**$ 24,617**	**50.1%**
Restructuring charges(1)	236	1,017	(781)	(76.8)%
Acquisition Expense(2)	—	535	(535)	(100.0)%
Adjusted EBITDA	**$ 73,984**	**$ 50,683**	**$ 23,301**	**46.0%**

	Six Months Ended		Variance	
	July 1, 2023	July 2, 2022	$	%
Net Income	$ 62,969	$ 42,541	$ 20,428	48.0%
Interest Expense	30,796	17,643	13,153	74.6%
Income Taxes	21,370	14,409	6,961	48.3%
Depreciation	4,369	3,835	534	13.9%
Amortization	14,837	14,871	(34)	(0.2)%
EBITDA	**$ 134,341**	**$ 93,299**	**$ 41,042**	**44.0%**
Restructuring charges(1)	826	1,120	(294)	(26.3)%
Acquisition Expense(2)	—	821	(821)	(100.0)%
COVID-19 related expenses(3)	$ —	$ 109	$ (109)	(100.0)%
Adjusted EBITDA	**$ 135,167**	**$ 95,349**	**$ 39,818**	**41.8%**

(1) Adjustments consist of the following: 1) facility relocations, 2) severance and hiring costs associated with our strategic transformation, including executive leadership team changes, strategic business assessment and transformation projects.
(2) Expenses related to the transition services agreement for the DBCI acquisition which closed August 18, 2021.
(3) Adjustment consists of signage, cleaning and supplies to maintain work environments necessary to adhere to CDC guidelines during the COVID-19 pandemic

JANUS INTERNATIONAL GROUP

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12 Adjusted Net Income Reconciliation Three Months Ended July 1, 2023 July 2, 2022 Net Income (Loss) $ 36,987 $ 22,837 Net Income Adjustments(1) 236 1,552 Tax Effect on Net Income Adjustments(2) (59) (395) Non-GAAP Adjusted Net Income $ 37,164 $ 23,994 (1) Refer to SEC public filings for detailed breakout. This amount reconciles to the EBITDA Adjustments/Non-GAAP Adjustments in the Reconciliation of Net Income to Adjusted EBITDA table above (2) Tax effected for the net income adjustments. Used effective tax rates 25.0% and 25.5% for the three months ended July 1, 2023 and July 2, 2022 and 25.3% for the six months ended July 1, 2023 and July 2, 2022 Six Months Ended July 1, 2023 July 2, 2022 Net Income (Loss) $ 62,969 $ 42,541 Net Income Adjustments(1) 826 2,050 Tax Effect on Net Income Adjustments(2) (209) (519) Non-GAAP Adjusted Net Income $ 63,586 $ 44,072

13 Non-GAAP Adjusted EPS* Three Months Ended July 1, 2023 July 2, 2022 Numerator: GAAP Net Income $ 36,987 $ 22,837 Non-GAAP Adjusted Net Income $ 37,164 $ 23,994 Denominator: Weighted average number of shares: Basic 146,765,631 146,575,720 Adjustment for Dilutive Securities 6,526 142,217 Diluted 146,772,157 146,717,937 GAAP Basic EPS $ 0.25 $ 0.16 GAAP Diluted EPS $ 0.25 $ 0.16 Non-GAAP Adjusted Basic EPS $ 0.25 $ 0.16 Non-GAAP Adjusted Diluted EPS $ 0.25 $ 0.16 Six Months Ended July 1, 2023 July 2, 2022 Numerator: GAAP Net Income $ 62,969 $ 42,541 Non-GAAP Adjusted Net Income $ 63,586 $ 44,072 Denominator: Weighted average number of shares: Basic 146,734,762 146,568,719 Adjustment for Dilutive Securities 27,267 79,587 Diluted 146,762,029 146,648,306 GAAP Basic EPS $ 0.43 $ 0.29 GAAP Diluted EPS $ 0.43 $ 0.29 Non-GAAP Adjusted Basic EPS $ 0.43 $ 0.30 Non-GAAP Adjusted Diluted EPS $ 0.43 $ 0.30 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

14 Free Cash Flow Conversion* Trailing Twelve-Months Ended July 1, 2023 July 2, 2022 Cash flow from operating activities $ 141,915 $ 73,158 Less capital expenditure (13,142) (21,141) Free cash flow $ 128,773 $ 52,017 Non-GAAP Adjusted Net Income $ 128,680 $ 85,948 Free cash flow conversion of Non-GAAP Adjusted Net Income 100% 61 % Six Months Ended July 1, 2023 July 2, 2022 Cash flow from operating activities $ 96,599 $ 43,152 Less capital expenditure $ (9,602) $ (5,268) Free cash flow $ 86,997 $ 37,884 Non-GAAP Adjusted Net Income $ 63,586 $ 44,072 Free cash flow conversion of Non-GAAP Adjusted Net Income 137% 86% *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.